UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 7, 2006
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger dated February 7, 2006
Ex-10.1 Commitment Letter
Ex-99.1 Press Release dated February 8, 2006 by Nuance Communications, Inc.

ITEM 1.01 Entry into a Material Definitive Agreement
On February 8, 2006, Nuance Communications, Inc. (“Nuance”) announced it has entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) by and among Nuance, Phoenix Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Nuance (“Merger Sub”) and Dictaphone Corporation, a Delaware corporation (“Dictaphone”), dated February 7, 2006, pursuant to which Merger Sub will merge with and into Dictaphone, with Dictaphone as the surviving corporation and a wholly-owned subsidiary of Nuance (the “Merger”).
At the effective time of the Merger, each share of common stock of Dictaphone will be converted into the right to receive the per share merger consideration, determined by dividing $357,000,000, (subject to adjustment as described below) (the “Aggregate Merger Consideration”) by the fully diluted number of shares of Dictaphone common stock outstanding on the closing date. The Aggregate Merger Consideration is subject to net cash, working capital an other adjustments at the closing.
The closing of the Merger is subject to customary closing conditions, including regulatory approvals. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the press release issued by Nuance on February 8, 2006 is furnished herewith as Exhibit 99.1.
In connection with the execution of the Merger Agreement, Nuance received a Commitment Letter dated as of February 7, 2006 (the “Commitment Letter”) from UBS Investment Bank, Credit Suisse, Citigroup and Bank of America. The Commitment Letter provides for a 7-year $355 million term facility and a 6-year $75 million revolving credit facility (together, the “Facility”). The Facility will be used to fund a portion of the Aggregate Merger Consideration and for other working capital purposes and will be secured by all of the assets of the Company and its domestic subsidiaries. The Facility will be subject to customary representations, warranties and covenants and the closing of the Facility is subject to the satisfaction of customary closing conditions.
A copy of the Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary description of the terms of the Facility is qualified in its entirety by reference to the Commitment Letter.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits

2.1	Agreement and Plan of Merger by and among Nuance Communications, Inc., Phoenix Merger Sub, Inc. and Dictaphone Corporation dated as of February 7, 2006.

10.1	Commitment Letter dated February 7, 2006 from UBS Investment Bank, Credit Suisse, Citigroup and Bank of America to Nuance Communications, Inc.

99.1	Press Release dated February 8, 2006 by Nuance Communications, Inc.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: February 9, 2006	By:	/s/ James R. Arnold, Jr.

James R. Arnold, Jr.
Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger by and among Nuance Communications, Inc., Phoenix Merger Sub, Inc. and Dictaphone Corporation dated as of February 7, 2006.

10.1	Commitment Letter dated February 7, 2006 from UBS Investment Bank, Credit Suisse, Citigroup and Bank of America to Nuance Communications, Inc.*

99.1	Press Release dated February 8, 2006 by Nuance Communications, Inc.

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.